                                                                    Exhibit 10.8

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
                       CREDIT AGREEMENT AND LIMITED WAIVER

         This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment No. 3"), dated as of December 31, 2003 is made among GENCORP INC., an Ohio corporation ("Borrower"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS
                                    --------

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of December 28, 2000 and amended and restated as of October 2, 2002 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver and Consent dated as of July 29, 2003 ("Amendment No. 1") and that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 25, 2003 ("Amendment No. 2")) (collectively with Amendment No. 1 and Amendment No. 2, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 3.

         C. This Amendment No. 3 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 3; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. On the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in the applicable alphabetical order:

                  ""Snappon Plant Closure" means the closure by the Borrower, directly or through one of its Subsidiaries, of the manufacturing plant owned by Snappon SA and located in Snappon, France and the liquidation and dissolution of Snappon SA on or before November 30, 2005.

                  "2004 Subordinated Notes" means, collectively, those certain unsecured subordinated notes to be issued by the Borrower on or prior to February 28, 2004 in a minimum principal amount not less than $90,000,000 and in a maximum principal amount which shall not exceed $125,000,000 at any time outstanding, provided that the initial principal amortization or sinking fund payment of all or any of such notes shall occur no earlier than June 30, 2009, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder."

                  (b) Subsection 2.10(a)(i)(A) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(A) the aggregate LC Obligations at such time would
                  exceed the Dollar Equivalent of Seventy Five Million Dollars ($75,000,000), or"

                  (c) Section 4.4 of the Credit Agreement shall be amended by inserting the following new subsection (m) immediately after subsection
         (l) thereof:

                           "(m) Mandatory Prepayment Upon Issuance of 2004
                  Subordinated Notes. The Borrower shall issue the 2004 Subordinated Notes by no later than February 28, 2004 and, notwithstanding anything to the contrary in Section 4.4(h), by no later than February 28, 2004 but in any event no later than on the Business Day of receipt thereof, an amount equal to 100% of the Net Offering Proceeds of the 2004 Subordinated Notes shall be (x) first, applied to repay, pro rata, the outstanding Revolving Loans (without a permanent reduction of the Revolving Commitments) pursuant to Section 4.5(a) (and the Revolving Lenders hereby waive compensation for funding losses pursuant to Section 3.5 solely as a result of such repayment),
                  (y) second, to repay, on a pro rata basis, the Scheduled Term A Repayments of the Term A Loans due within the twelve month period following the date of receipt of the Net Offering Proceeds of the 2004 Subordinated Notes pursuant to Section 4.5(a), and (z) third, to the extent of any such remaining Net Offering Proceeds, retained by the Borrower and used for ongoing working capital needs and general corporate purposes as may be determined by the Borrower."

                  (d) The first sentence of Section 4.5(a) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "Subject in all events to the final proviso set forth in
                  Section 4.4(d), (f), (g), (h) and (j) and except as otherwise expressly provided in Section 4.4(d) and (j), all prepayments of principal made by the Borrower pursuant to Section 4.4 (other than with respect to Section 4.4(a), (b), (c), (l) and
                  (m)) shall be applied to repay the Term A Loans and the New Term B Loans (with the Term A Percentage of such repayment to be applied as a repayment of Term A Loans and the New Term B Percentage of such repayment to be applied as a repayment of New Term B Loans)."

                  (e) Section 4.5(a) of the Credit Agreement shall be amended by inserting the following sentence immediately prior to the sentence "If any prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the outstanding

         Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans, in the case of Loans denominated in Dollars, or into Loans with a one month Interest Period, in the case of Loans denominated in Euro.":

                  "Any prepayments of Revolving Loans pursuant to Section 4.4(m) shall be applied to the payment, pro rata, of the then outstanding balance of the Revolving Loans and within each of the Revolving Loans, first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans; and with respect to Eurocurrency Loans, in such order as the Borrower shall request (and in the absence of such request, as the Administrative Agent shall determine). Any prepayments of Term A Loans pursuant to Section 4.4(m) shall be allocated solely to the Scheduled Term A Repayments of the Term A Notes due within the twelve month period following the date of such prepayment in direct order of maturity."

                  (f) Section 8.2 of the Credit Agreement shall be amended by
         (i) in subsection (s) thereof, deleting the "." and inserting in lieu thereof the following phrase "; and" and (ii) inserting the following new subsection (t) immediately after subsection (s) therein:

                           "(t) Indebtedness of the Borrower arising under the
                  2004 Subordinated Notes; provided, that the principal amount of such Indebtedness shall not be less than $90,000,000 in the aggregate and shall not exceed $125,000,000 in the aggregate at any time outstanding."

                  (g) Section 8.3 of the Credit Agreement shall be amended by
         (i) in subsection (n) thereof, deleting the "." and inserting in lieu thereof the following phrase "; and" and (ii) inserting the following new subsection (o) immediately after subsection (n) therein:

                           "(o) the Borrower or any of its Subsidiaries may
                  consummate the Snappon Plant Closure and, in connection therewith, may from time to time sell or otherwise dispose of assets used in connection with such facility; provided that the aggregate Net Sale Proceeds of all assets subject to sales or other dispositions pursuant to this clause (o) shall be applied in accordance with Section 4.4(d)."

                  (h) Section 8.6(a) of the Credit Agreement shall be amended by inserting the phrase "or of the Borrower" immediately following the phrase "dispose of any shares of Capital Stock of any Subsidiary of the Borrower".

                  (i) Section 8.7(h) of the Credit Agreement shall be amended by inserting the following phrase immediately following the phrase "not to exceed $24,000,000 (or the Dollar Equivalent thereof)":

                           ", and also, provided, further, that notwithstanding
                  the foregoing, the Borrower and its Subsidiaries may make capital contributions to

         Snappon SA in an aggregate amount not to exceed $10,000,000 (or the Dollar Equivalent thereof) in order to fund (y) operating losses incurred by Snappon SA prior to the Snappon Plant Closure and (z) the cash costs incurred by the Borrower or its Subsidiaries in connection with the Snappon Plant Closure."

                  (j) Section 8.11(iv) of the Credit Agreement shall be amended by inserting the phrase "or the 2004 Subordinated Notes" immediately following the phrase "the ARC Acquisition Subordinated Notes or the Subordinated Notes" in both instances in which it appears.

                  (k) Section 9.3 of the Credit Agreement shall be amended by deleting all of the Fiscal Quarters after (but not including) November 30, 2003 and the ratios immediately set forth opposite such Fiscal Quarters under the heading "ARC Acquisition Ratio" and substituting the following in lieu thereof:

                                                             ARC
                         "Fiscal Quarter             Acquisition Ratio
                         ---------------             -----------------
                           February 28, 2004           3.40 to 1.00
                           May 31, 2004                2.60 to 1.00
                           August 31, 2004             2.60 to 1.00
                           November 30, 2004           2.50 to 1.00
                           February 28, 2005           2.50 to 1.00
                           May 31, 2005                2.70 to 1.00
                           August 31, 2005             2.90 to 1.00
                           November 30, 2005           3.20 to 1.00
                           February 28, 2006           3.40 to 1.00
                           May 31, 2006                3.60 to 1.00
                           August 31, 2006             3.80 to 1.00
                           November 30, 2006           4.00 to 1.00
                           February 28, 2007           4.25 to 1.00
                           May 31, 2007                4.50 to 1.00
                           August 31, 2007             4.75 to 1.00
                           November 30, 2007 and       5.00 to 1.00"
                                thereafter


                  (l) Section 9.4 of the Credit Agreement shall be amended by deleting all of the Fiscal Quarters after (but not including) November 30, 2003 and the ratios immediately set forth opposite such Fiscal Quarters under the heading "ARC Acquisition Ratio" and substituting the following in lieu thereof:

                                                          ARC Acquisition
                           "Fiscal Quarter                      Ratio
                           ---------------                      -----
                           February 28,                     5.00 to 1.00
                           February 28, 2004                5.00 to 1.00
                           May 31, 2004                     5.50 to 1.00
                           August 31, 2004                  5.50 to 1.00
                           November 30, 2004                5.50 to 1.00
                           February 28, 2005                5.20 to 1.00
                           May 31, 2005                     4.90 to 1.00
                           August 31, 2005                  4.60 to 1.00
                           November 30, 2005                4.25 to 1.00
                           February 28, 2006                4.00 to 1.00
                           May 31, 2006                     3.75 to 1.00
                           August 31, 2006                  3.50 to 1.00
                           November 30, 2006                3.25 to 1.00
                           February 28, 2007                3.00 to 1.00
                           May 31, 2007                     2.75 to 1.00
                           August 31, 2007                  2.50 to 1.00"
                             and thereafter

                  (m) Section 10.1 of the Credit Agreement shall be amended by
         (i) in subsection (n) thereof, deleting the "." and inserting in lieu thereof the following phrase "; or" and (ii) inserting the following new subsection (o) immediately after subsection (n) therein:

                                    "(o) Subordinated Indebtedness. The failure
                  of the Borrower or any Credit Party or any creditor of the Borrower or any of its Subsidiaries to comply with the terms of any subordination provisions of the ARC Acquisition Subordinated Notes, the Subordinated Notes or the 2004 Subordinated Notes, or if any subordination provision of any of the ARC Acquisition Subordinated Notes, the Subordinated Notes or the 2004 Subordinated Notes at any time ceases to be in full force and effect pursuant to its terms."

         2.       Limited Waivers and Consent.

                  (a) The Majority Lenders of each of the Term A Facility and the New Term B Facility hereby waive compliance by the Borrower with respect to Section 4.4(h) of the Credit Agreement in connection with the application of the Net Offering Proceeds of the 2004 Subordinated Notes.

                  (b) The Required Lenders hereby waive compliance by the Borrower with respect to Sections 8.2 and 8.3 of the Credit Agreement in connection with the execution, delivery and performance by Slic Gruchet SA of that certain Master Agreement for the Assignment of Discounted Trade Receivables with Recourse dated November 20, 2003 by and between BNP Paribas and Slic Gruchet SA, as such agreement may from time to time be amended, modified or refinanced, provided that such waiver shall only apply so long as the account receivables sold pursuant to the terms of such agreement do not at any time exceed the aggregate amount of $10,000,000 (or the Dollar Equivalent thereof).

                  (c) The Required Lenders hereby waive compliance by the Borrower with respect to Section 4.4(d) of the Credit Agreement in connection with the timing of the delivery by the Borrower of certificates (which certificates are required by the terms of said
         Section 4.4(d) to be delivered on or prior to the date of receipt of Net Sale Proceeds in order to evidence the Borrower's intention to use such Net Sale Proceeds to purchase assets used or to be used in the businesses referred to in Section 8.9 of the Credit Agreement within 365 days following the date of such Asset Disposition) to the Administrative Agent with respect to the following Asset Dispositions:

                  1) Sale of office complex completed in August, 2003 - approximately $7.2 million of Net Sale Proceeds; and
                  2) Fourth Quarter 2003 sales of 37.63 acres of Auto Mall land and Security Park land and of certain mining rights - approximately $6.1 million of Net Sale Proceeds.

                  (d) The Facing Agent hereby consents to the increase in the maximum amount of aggregate LC Obligations from $70,000,000 to $75,000,000.

         3. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) After giving effect to this Amendment No. 3 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

                  (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 3 and the other Loan Documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

                  (c) Each of this Amendment No. 3, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         4. Conditions. This Amendment No. 3 shall become effective on the date (the "Amendment Effective Date"); provided, that the Administrative Agent shall have received:

                  (a) counterparts of this Amendment No. 3 duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentage of Lenders required by the Credit Agreement;

                  (b) duly executed originals of a certificate of the Chief Executive Officer or Chief Financial Officer of the Borrower and each other Credit Party, dated as of the date hereof, stating that (A) since November 30, 2002 (i) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect;
         (ii) no litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Credit Agreement and the other Loan Documents;
         (iii) there have been no Restricted Payments made by the Borrower or any of its Subsidiaries other than in accordance with the Credit Agreement; and (iv) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of the Borrower or any of its Subsidiaries, and (B) all necessary governmental (domestic and foreign) and third party approvals in connection with the Credit Agreement and the transactions contemplated by this Amendment No. 3 have been obtained and remain in effect;

                  (c) without setoff, deduction or counterclaim, on account of each Lender that has executed and delivered (including delivery of way of facsimile) a copy of this Amendment No. 3 to the attention of Kay McNab at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to 2:00 p.m. (New York City time) on December 31, 2003 (the "Delivery Date"), from the Borrower a non-refundable amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Commitment, Term A Loans and New Term B Loans as of the Delivery Date;

                  (d) from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced); and

                  (e) from the Borrower all fees due and owing to the Agents and the Documentation Agent pursuant to that certain side letter dated December 31, 2002 by and among the Borrower, the Agents and the Documentation Agent relating to fees to be paid by the Borrower in connection with the extension of New Term B Loans.

         5. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 3 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6. Successors and Assigns. This Amendment No. 3 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 3 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 3.

         7. Entire Agreement. This Amendment No. 3, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

         8. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 3.

         9. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 3 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except as expressly set forth in this Amendment No. 3, the execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

         10. Captions. Section captions used in this Amendment No. 3 are for convenience only, and shall not affect the construction of this Amendment No. 3.

         11. Severability. Whenever possible each provision of this Amendment No. 3 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 3 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 3.

         12. Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

                      [Signature pages immediately follow]

         IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the date first written above.

                           GENCORP INC.



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President and Chief Executive Officer


                        Signature Page to Amendment No. 3

                           AEROJET-GENERAL CORPORATION,
                           as Subsidiary Guarantor



                           By: /s/ Michael F. Martin
                              ---------------------------------
                              Name: Michael F. Martin
                              Title: President

                        Signature Page to Amendment No. 3

                           AEROJET ORDNANCE TENNESSEE, INC., as
                           Subsidiary Guarantor


                           By: /s/ Michael F. Martin
                              ---------------------------------
                              Name: Michael F. Martin
                              Title: Chairman

                        Signature Page to Amendment No. 3

                           GENCORP PROPERTY INC.,
                           as Subsidiary Guarantor



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President

                        Signature Page to Amendment No. 3

                           PENN INTERNATIONAL INC.,
                           as Subsidiary Guarantor



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President

                        Signature Page to Amendment No. 3

                            GDX LLC, as Subsidiary Guarantor



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President

                        Signature Page to Amendment No. 3

                            AEROJET FINE CHEMICALS LLC,
                            as Subsidiary Guarantor



                           By: /s/ Joseph Carleone
                              ---------------------------------
                              Name: Joseph Carleone
                              Title: President

                        Signature Page to Amendment No. 3

                            AEROJET INVESTMENTS LTD.,
                            as Subsidiary Guarantor



                           By: /s/ Frank V. Fogarty
                              ---------------------------------
                              Name: Frank V. Fogarty
                              Title: Vice President and Chief Financial
                                     Officer/Treasurer

                        Signature Page to Amendment No. 3

                            GDX AUTOMOTIVE INC.,
                            as Subsidiary Guarantor



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President and Chairman

                        Signature Page to Amendment No. 3

                            RKO GENERAL, INC.,
                            as Subsidiary Guarantor



                           By: /s/ Terry L. Hall
                              ---------------------------------
                              Name: Terry L. Hall
                              Title: President

                        Signature Page to Amendment No. 3

                           DEUTSCHE BANK TRUST COMPANY
                           AMERICAS (formerly known as
                           Bankers Trust Company), as
                           Lender, Administrative Agent
                           and Facing Agent



                            By: Marguerite Sutton
                                ---------------------------------
                                Name: Marguerite Sutton
                                Title: Vice President

                        Signature Page to Amendment No. 3

                           [Bank One]



                           By: /s/ John R. Geresi
                              ---------------------------------
                              Name: John R. Geresi
                              Title: Managing Director

                        Signature Page to Amendment No. 3

                                        ABN AMRO BANK N.V.,
                                        as Lender


                                        By: /s/ Terrence J. Ward
                                            -------------------------
                                            Name: Terrence J. Ward
                                            Title: Senior Vice President


                                        By: /s/ Charles H. Fowler
                                            -------------------------
                                            Name: Charles H. Fowler
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        THE BANK OF NEW YORK,
                                        as Lender


                                        By: /s/ Elizabeth T. Ying
                                            -------------------------
                                            Name: Elizabeth T. Ying
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        THE BANK OF NOVA SCOTIA,
                                        as Lender


                                        By: /s/ Maarten Van Otterloo
                                            -------------------------
                                            Name: Marteen Van Otterloo
                                            Title: Managing Director


                       Signature Page to Amendment No. 3

                                        NATIONAL CITY BANK,
                                        as Lender


                                        By: /s/ Kenneth M. Blackwell
                                            -------------------------
                                            Name: Kenneth M. Blackwell
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        THE NORTHERN TRUST COMPANY,
                                        as Lender


                                        By: /s/ Kathleen D. Schurr
                                            -------------------------
                                            Name: Kathleen D. Schurr
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        WELLS FARGO BANK, N.A.,
                                        as Lender


                                        By: /s/ Gregory J. Mellor
                                            -------------------------
                                            Name: Gregory J. Mellor
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        WACHOVIA BANK, N.A.,
                                        as Lender


                                        By: /s/ Robert G. McGill, Jr.
                                            -------------------------
                                            Name: Robert G. McGill, Jr.
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        ING CAPITAL LLC,
                                        as Lender


                                        By: /s/ David Scott Orner
                                            -------------------------
                                            Name: David Scott Orner
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        AMMC CDO II, LIMITED,
                                        as Lender


                                        By: American Money Management Corp.,
                                            as Collateral Manager



                                        By: /s/ David P. Meyer
                                            -------------------------
                                            Name: David P. Meyer
                                            Title: Vice President


                       Signature Page to Amendment No. 3

                                        VENTURE CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                        Management, LLC
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        VENTURE II CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                        Management, LLC
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN CLO I LTD,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN CLO II LTD,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN CLO III LTD,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN CLO IV LTD,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN FLOAT RATE TRUST,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        FRANKLIN FLOATING DAILY,
                                        as Lender


                                        By: /s/
                                            -------------------------
                                            Name:
                                            Title:


                       Signature Page to Amendment No. 3

                                        AERIES FINANCE-II, LTD.,
                                        as Lender


                                        By: Patriarch Partners X, LLC,
                                            its Managing Agent

                                        By: /s/ Lynn Tilton
                                            ----------------------------
                                            Name: Lynn Tilton
                                            Title: Manager


                                        AMARA-1 FINANCE LTD.,
                                        as Lender


                                        By: Patriarch Partners XI, LLC,
                                            its Managing Agent

                                        By: /s/ Lynn Tilton
                                            ----------------------------
                                            Name: Lynn Tilton
                                            Title: Manager

                                        AMARA-2 FINANCE LTD.,
                                        as Lender


                                        By: Patriarch Partners XII, LLC,
                                            its Managing Agent

                                        By: /s/ Lynn Tilton
                                            ----------------------------
                                            Name: Lynn Tilton
                                            Title: Manager

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1, LTD.,
                                        as Lender


                                        By: Patriarch Partners XIII, LLC,
                                            its Managing Agent

                                        By: /s/ Lynn Tilton
                                            ----------------------------
                                            Name: Lynn Tilton
                                            Title: Manager

                       Signature Page to Amendment No. 3

                                        HARBOURVIEW CLO V, LTD.,
                                        as Lender


                                        By: /s/ Bill Campbell
                                            -------------------------
                                            Name: Bill Campbell
                                            Title: Manager


                       Signature Page to Amendment No. 3

                                        HARBOURVIEW CLO IV, LTD.,
                                        as Lender


                                        By: /s/ Bill Campbell
                                            -------------------------
                                            Name: Bill Campbell
                                            Title: Manager


                       Signature Page to Amendment No. 3

                                        OPPENHEIMER SENIOR FLOATING RATE
                                        FUND,
                                        as Lender


                                        By: /s/ Bill Campbell
                                            -------------------------
                                            Name: Bill Campbell
                                            Title: Manager


                       Signature Page to Amendment No. 3

                                        PACIFICA PARTNERS I, L.P.,
                                        By: Imperial Credit Asset Management as
                                            its Investment Manager

                                        as Lender


                                        By: /s/ Dean Kawai
                                            -------------------------
                                            Name: Dean Kawai
                                            Title: Senior Vice President


                       Signature Page to Amendment No. 3

                                                Stanfield CLO Ltd.
                                        By: Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            -------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner


                       Signature Page to Amendment No. 3

                                          Windsor Loan Funding, Limited
                                        By: Stanfield Capital Partners LLC
                                            as its Investment Manager


                                        By: /s/ Christopher E. Jansen
                                            -------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner


                       Signature Page to Amendment No. 3

                                            Stanfield Arbitrage CDO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            -------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner


                       Signature Page to Amendment No. 3

                                             Stanfield Quattro CLO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            -------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner


                       Signature Page to Amendment No. 3

                                                Hamilton CDO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            -------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner


                       Signature Page to Amendment No. 3

                                  AURUM CLO 2002-1 LTD.,
                                  as Lender


                                  By: Columbia Management Advisors, Inc. (f/k/a
                                      Stein Roe & Farnham Incorporated),
                                      as Investment Manager


                                  By: /s/ Kathleen A. Zarn
                                      -------------------------
                                      Name: Kathleen A. Zarn
                                      Title: Senior Vice President


                       Signature Page to Amendment No. 3

                                  SRF 2000, INC.,
                                  as Lender



                                  By: /s/ Ann E. Morris
                                      -------------------------
                                      Name: Ann E. Morris
                                      Title: Asst Vice President


                       Signature Page to Amendment No. 3

                                  TORONTO DOMINION (NEW YORK), INC.,
                                  as Lender



                                  By: /s/ Michelle Manning
                                      -------------------------
                                      Name: Michelle Manning
                                      Title: Vice President


                       Signature Page to Amendment No. 3